UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       Date of report (Date of earliest event reported)  JANUARY 14, 2004
                                                        ------------------------

                        EYE CARE CENTERS OF AMERICA, INC.
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             (Exact Name of Registrant as Specified in Its Charter)


                                      TEXAS
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                 (State or Other Jurisdiction of Incorporation)


       33 - 70572                                        74 - 2337775
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(Commission File Number)                       (IRS Employer Identification No.)


            11103 WEST AVENUE
           SAN ANTONIO, TEXAS                                     78213-1392
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(Address of Principal Executive Offices)                          (Zip Code)


                                 (210) 340-3531
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              (Registrant's Telephone Number, Including Area Code)


                                 NOT APPLICABLE
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          (Former Name or Former Address, if Changed Since Last Report)


      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

      |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

      |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

      |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01   ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

            In connection with the tender offer and consent solicitation by Eye Care Centers of America, Inc., a Texas corporation ("ECCA"), of its outstanding 91/8% Senior Subordinated Notes due 2008 and Floating Interest Rate Subordinated Term Securities due 2008 (the "Notes"), ECCA has obtained the necessary consents from holders (each, a "Holder" and, collectively, the "Holders") to certain amendments (the "Amendments") to the Indenture, dated as of April 24, 1998, by and among ECCA, the guarantors named therein and United States Trust Company of New York, as Trustee, pursuant to which the Notes were issued (the "Indenture"). The Amendments are set forth in that certain third supplemental indenture to the Indenture, dated as of January 14, 2005 (the "Supplemental Indenture").

           The foregoing description of the Supplement Indenture does not purport to be complete and is qualified in its entirety by reference to the Supplemental Indenture, a copy of which is attached hereto as Exhibit 99.1 and incorporated herein by reference.

















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
ITEM 9.01    FINANCIAL STATEMENTS AND EXHIBITS.

(c)

Exhibit               Description
-------               -----------

Exhibit 99.1 Third Supplemental Indenture, dated as of January 14, 2005 to the Indenture dated as of April 24, 1998 among Eye Care Centers of America, Inc., the guarantors named therein and United States Trust Company of New York, as Trustee























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
                                    SIGNATURE

           Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        EYE CARE CENTERS OF AMERICA, INC.

Date: January 19, 2005                  By: /s/ Douglas C. Shepard
                                            ----------------------------------
                                        Name: Douglas C. Shepard
                                        Title: Chief Financial Officer























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
                                 EXHIBIT INDEX

Exhibit               Description
-------               -----------

Exhibit 99.1 Third Supplemental Indenture, dated as of January 14, 2005 to the Indenture dated as of April 24, 1998 among Eye Care Centers of America, Inc., the guarantors named therein and United States Trust Company of New York, as Trustee





















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